UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2017

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 7, 2017, the Board of Directors of CSX Corporation (the “Company”) approved an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective on July 7, 2017. The Amendment changes the Company’s fiscal year from a 52/53 week year ending on the last Friday of December to a calendar year commencing on the first day of January each year and ending on December 31. Related to the change in the fiscal year:

•	Fiscal year 2017 commenced on December 31, 2016, as the fiscal year 2016 ended on December 30, 2016 under the 52/53 week fiscal calendar.

•	The third quarter 2017 commenced on July 1, 2017, as the second quarter 2017 ended on June 30, 2017 under the 52/53 week fiscal calendar, and will include one additional day in order to end on September 30, 2017.

•	The fourth quarter 2017 will commence on October 1, 2017, and include one additional day in order to end on December 31, 2017.

•	Fiscal year 2017 will include 366 days of activity, five fewer days than fiscal year 2016, which was a 53 week fiscal year that began on December 26, 2015, and ended December 30, 2016.

The Company does not expect that this change will materially impact comparability of the Company’s financial results for fiscal year 2016 and fiscal year 2017. Accordingly, the change to a calendar fiscal year will be made on a prospective basis and operating results for prior periods will not be adjusted.

The Company will not be required to file a transition report because this change is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or Rule 15d-10 of the Securities Exchange Act of 1934, as amended, as the new fiscal year commences within seven days of the prior fiscal year end and the new fiscal year commences with the end of the prior fiscal year.

The Amendment also deleted a specific reference to the Company’s 2017 annual meeting in Section 11(a)(ii) of the Bylaws. Section 11(a)(ii) sets forth when a shareholder’s notice of nominations or other business the shareholder proposes to bring before the meeting must be delivered to the Company in order for such notice to be timely. The Company’s 2017 annual meeting was held on June 5, 2017, making the reference to the 2017 annual meeting moot.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Bylaws of CSX Corporation, effective as of July 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Andrew L. Glassman
Name:	Andrew L. Glassman
Title:	Vice President & Controller

DATE: July 11, 2017

Exhibit Index

Exhibit Number	Title

3.1	Amended and Restated Bylaws of CSX Corporation, effective as of July 7, 2017.